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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):

                               September 23, 2003


                                ALEXANDER'S, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                   No. 001-06064                 No. 51-0100517
 (State or Other                 (Commission                  (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
  Incorporation)

       888 Seventh Avenue                                          10019
       New York, New York                                       (Zip Code)
(Address of Principal Executive offices)
       Registrant's telephone number, including area code: (212) 894-7000
                                                           --------------
================================================================================
          (Former name or former address, if changed since last report)
================================================================================


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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 23, 2003, Alexander's, Inc. issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following document is filed as an Exhibit to this report:

                  99.1      Press Release, dated September 23, 2003.


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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ALEXANDER'S, INC.
                                                     --------------------------
                                                          (Registrant)


                                     By:     /s/ Joseph Macnow
                                             -------------------------------
                                     Name:   Joseph Macnow
                                     Title:  Executive Vice President
                                             Finance and Administration and
                                             Chief Financial Officer

Date: September 23, 2003





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                                  EXHIBIT INDEX

           99.1            Press Release, dated September 23, 2003